FENIMORE ASSET MANAGEMENT TRUST

FAM Value Fund

(Investor Shares: FAMVX)

FAM Dividend Focus Fund

(Investor Shares: FAMEX)

FAM Small Cap Fund

(Investor Shares: FAMFX)

Supplement dated February 2, 2023 to the

Statement of Additional Information (“SAI”)

for Investor Shares of the Funds

dated May 1, 2022

On Page 19, the section titled “Brokerage Allocations” is replaced in its entirety with the following:

BROKERAGE ALLOCATIONS

Pursuant to the Investment Advisory Agreements applicable to each of the Funds, Fenimore determines, subject to the general supervision of the Board of Trustees of the Trust and in accordance with each Fund’s investment objective and restrictions, which securities are to be purchased and sold by a Fund, and which brokers are eligible to execute a Fund’s portfolio transactions. Fenimore’s objective in selecting brokers and dealers and in effecting portfolio transactions for the Funds is to seek to obtain the best combination of price and execution with respect to each Fund’s portfolio transactions, and a number of judgmental factors are considered to the extent that they are deemed relevant. In applying these factors, Fenimore recognizes that different broker-dealers may have different execution capabilities with respect to different types of securities and transactions. The factors include, but are not limited to: (1) Fenimore’s knowledge of negotiated commission rates and spreads currently available; (2) the nature of the security being traded; (3) the size and type of the transaction; (4) the nature and character of the markets for the security to be purchased or sold; (5) the desired timing of the trade; (6) the activity existing and expected in the market for the particular security; (7) confidentiality; (8) the execution, clearance and settlement capabilities as well as the reputation and perceived soundness of the broker-dealer selected and others which are considered; (9) Fenimore’s knowledge of actual or apparent operational problems of any broker-dealer; (10) the broker-dealer’s execution services rendered on a continuing basis and in other transactions; and (11) the reasonableness of spreads or commissions.

In allocating brokerage, and consistent with Fenimore’s policies and procedures, Fenimore takes into account the value of brokerage and research services provided by a broker-dealer, as long as such consideration does not jeopardize the objective of seeking best price and execution for Fund transactions. When appropriate under its discretionary authority and consistent with the duty to seek best execution, Fenimore can direct brokerage transactions for Fund portfolio purchase and sale transactions to broker-dealers who provide Fenimore with useful research and brokerage products and services. Research services provided by a broker-dealer can be either proprietary (created and provided by the broker-dealer, including tangible research products as well as access to analysts and traders) or third-party (created by a third party but provided by broker-dealer). Fenimore may cause a Fund to pay commissions higher than those that another broker-dealer would have charged if Fenimore believes that the commission paid is reasonable relative to the value of the brokerage and research services that are received. The brokerage commissions used to acquire research (as well as brokerage) services in these arrangements are known as “soft dollars.” Fenimore can use soft dollars to acquire either type of research and any permissible brokerage services. However, Fenimore will not enter into any agreement or understanding with a broker-dealer that would obligate Fenimore to direct a specific amount of brokerage transactions or commissions in return for such research (or brokerage) services. Research services received by Fenimore may be useful to the firm in providing services to various of its clients other than the Funds, and not all such services are used by Fenimore in connection with its management of the Funds. Similarly, research services provided to Fenimore by broker-dealers through which transactions are executed for those of its clients other than the Funds may be used by the firm in providing services to the Funds.

Fenimore can allocate Fund brokerage commissions for brokerage and research services that are also available for cash, where appropriate and permitted by law (or choose to pay cash for certain services acquired from external sources). Section 28(e) of the Securities Exchange Act of 1934, as amended, provides a “safe harbor” that allows an investment adviser to pay for research and brokerage services with the commission dollars generated by Fund transactions. The receipt of these services in exchange for soft dollars benefits Fenimore by allowing Fenimore, at no cost to it, to: (1) supplement its own research and analysis activities, (2) receive the views and information of individuals and research staffs of other securities firms, and (3) gain access to persons having special expertise on certain companies, industries, areas of the economy and market factors. Research and brokerage services acquired with soft dollars can include reports on the economy, industries, sectors and individual companies or issuers; statistical information; accounting and tax law interpretations; political analyses; reports on legal developments affecting portfolio securities; information on technical market actions; credit analyses; on-line quotation and trading systems; risk measurement; analyses of corporate responsibility issues; and financial and market database services. Soft dollars benefit Fenimore in that Fenimore does not then need to produce or pay for the soft dollar items from its own resources.

In accordance with applicable procedures adopted with respect to the Funds’ brokerage practices, Fenimore may place portfolio brokerage transactions on behalf of the Funds with those broker-dealers that sell shares of the Funds, provided that such brokerage is not deemed to be either direct or indirect compensation to such broker-dealers for the promotion or sale of shares of the Funds.

For the fiscal years ending December 31, 2021, 2020 and 2019, respectively, aggregate commissions paid totaled $120,131, $180,882 and $156,179 for FAM Value Fund. With respect to FAM Dividend Focus Fund, for the fiscal years ending December 31, 2021, 2020 and 2019, respectively, the aggregate commissions paid totaled $18,664, $127,284 and $104,990. With respect to FAM Small Cap Fund for the fiscal years ended December 31, 2021, 2020 and 2019, aggregate commissions paid totaled $111,172, $122,173 and $54,613. No commissions were paid by any Fund to any affiliated parties.

Investors should retain this supplement for future reference.